SUMMARY PROSPECTUS
ICFXX
July 20, 2016

T. Rowe Price Institutional Cash Reserves Fund
A money fund seeking a level of income consistent with minimal fluctuations in principal value and liquidity. This fund is only available to institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated July 20, 2016, and Statement of Additional Information, dated July 20, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks a level of income consistent with minimal fluctuations in principal value and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%

Other expenses	0.33%[a]

Total annual fund operating expenses	0.58%

Fee waiver/expense reimbursement	(0.33)%[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.25%[b]

a Other expenses are estimated for the current fiscal year.

b T. Rowe Price Associates, Inc. has agreed (through September 30, 2018) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.25%. The agreement may be terminated at any time beyond September 30, 2018, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 0.25%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.25% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$26	$115

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Investments, Risks, and Performance

Principal Investment Strategies The fund is a prime money market fund available only to institutional investors and managed in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

Transactions in the fund’s shares are based on a net asset value reflecting the current market-based values of its portfolio securities (i.e., a “floating” net asset value). The floating net asset value is rounded to four decimal places (e.g., $1.0000).

The fund seeks minimal fluctuations in its net asset value by investing in U.S. dollar-denominated money market securities. Money market securities are generally high-quality, short-term obligations issued by companies or governmental entities. The securities purchased by the fund are subject to the maturity, credit quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act. All securities purchased by the fund present minimal credit risk in the opinion of T. Rowe Price.

Pursuant to Rule 2a-7 under the 1940 Act, beginning October 14, 2016, if the fund’s weekly liquid assets fall below 30% of its total assets, the fund’s Board of Directors, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or temporarily suspend redemptions from the fund for up to 10 business days during any 90-day period (i.e., a “redemption gate”). In addition, if the fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund’s Board of Directors determines that not doing so is in the best interests of the fund. Pursuant to Rule 2a-7, weekly liquid assets include cash, U.S. Treasuries, other government securities with remaining maturities of 60 days or less, or securities that mature or are subject to a demand feature within five business days.

The fund’s weighted average maturity will not exceed 60 calendar days, the fund’s weighted average life will not exceed 120 calendar days, and the fund will not purchase any security with a remaining maturity longer than 397 calendar days (unless otherwise permitted by Rule 2a-7, such as certain variable and floating rate instruments). When calculating its weighted average maturity, the fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. The fund may not take into account these resets when calculating its weighted average life.

In addition to investing in money market securities issued by corporations and financial institutions, the fund may also invest in money market securities issued by the U.S. Treasury and other U.S. government agencies and repurchase agreements thereon; municipal money market securities issued by state and local governments; and money market securities issued by foreign companies and financial institutions, which include U.S. dollar-denominated money market securities traded outside of the U.S. and U.S. dollar-denominated money market securities of foreign issuers

Summary	3

traded in the U.S. There is no limit to fund investments in U.S. dollar-denominated money market securities of foreign issuers.

The fund may invest in repurchase agreements. A repurchase agreement is a contract under which the fund (buyer) purchases a security, usually a U.S. government or agency security, from a bank or well-established securities dealer (seller) that requires the seller to repurchase the securities from the fund at a specific price on a designated date (which is often the next business day).

The fund’s yield will fluctuate with changes in short-term interest rates. The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.

Principal Risks As with any mutual fund, there can be no guarantee the fund will achieve its objective. You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Beginning October 14, 2016, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. T. Rowe Price Associates, Inc. has no legal obligation to provide financial support to the fund, and you should not expect that T. Rowe Price Associates, Inc. will provide financial support to the fund at any time.

Money funds have experienced significant pressures from shareholder redemptions, issuer credit downgrades, illiquid markets, and historically low yields on the securities they can hold. The potential for realizing a loss of principal in the fund could derive from:

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. However, the credit quality of the securities held by the fund may change rapidly in certain market environments, which could result in significant net asset value deterioration.

Interest rate risk This is the risk that a decline in interest rates will lower a fund’s yield, or that a rise in the overall level of interest rates will cause a decline in the prices of fixed income securities held by a fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates. During periods of extremely low or negative short-term interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels. A sharp and unexpected rise in interest rates could increase the likelihood that the fund’s share price will fluctuate from $1.0000. In addition, the fund’s investment adviser may discontinue its voluntary waiver of the fund’s management fee at any time, which could also negatively affect the fund’s yield.

T. Rowe Price	4

Please see “The Management Fee” in Section 3 of this prospectus for more information on the voluntary fee waiver arrangement.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at its current carrying value. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, which could cause the fund to liquidate its assets at inopportune times or at a depressed value and negatively affect the fund’s share price. In addition, the fund’s Board of Directors has discretion to temporarily suspend fund redemptions when permitted by applicable regulations or to liquidate the fund if the fund’s weekly liquid assets fall below 10%.

Floating net asset value risk Because the share price of the fund will fluctuate, when you sell your shares, they may be worth more or less than what you originally paid for them. The fund’s shareholders should not rely on or expect the fund’s investment adviser or an affiliate to purchase distressed assets from the fund, enter into capital support agreements with the fund, or make capital infusions into the fund.

Redemption risk The fund may be subject to periods of increased redemptions that could cause the fund to sell its assets at disadvantageous times or at a depressed value or loss, particularly during periods of declining or illiquid markets, and that could result in a decline in the fund’s share price. Periods of heavy redemptions may result in the fund’s weekly liquid assets falling below certain minimums required by Rule 2a-7 under the 1940 Act, which, effective October 14, 2016, may result in the fund’s Board of Directors/Trustees imposing a liquidity fee or redemption gate.

Municipal securities risk This is the risk that the fund’s investments in municipal securities may be adversely affected by changes in the financial condition of certain municipal securities issuers and the economy, as well as by events such as unfavorable legislative or political developments that impact the overall municipal securities markets or certain sectors of the municipal securities market. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or differences in settlement and regulatory standards.

Repurchase agreement risk This is the risk that a counterparty to a repurchase agreement becomes insolvent or fails to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

Performance Because the fund commenced operations in 2016, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Summary	5

Once the fund incepts, current performance information may be obtained through troweprice.com or by calling 1-800-225-5132.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Joseph K. Lynagh	Chairman of Investment Advisory Committee	2016	1990

Purchase and Sale of Fund Shares

The fund generally requires a $1,000,000 minimum initial investment, which may be waived in certain limited circumstances (for example, institutional shareholders who will not be eligible to continue investing in a retail money market fund may generally exchange into the fund without meeting the minimum initial investment requirement prior to the date that they would otherwise be involuntarily redeemed from the retail money market fund). There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-225-5132 or by written request. You may only purchase and redeem shares of the fund via bank wire or through an exchange with another T. Rowe Price fund.

If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account). Investors in institutional prime money market funds, unlike investors in other money market funds that are managed to maintain a stable share price of $1.00, may experience taxable gains or losses on redemptions since the share price of the fund may fluctuate.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its investment adviser do not pay broker-dealers or other financial intermediaries for sales or related services of the fund.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E30-045 7/20/16